                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                          FORM 8-K/A (Amendment No. 1)

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): April 14,1997 (January 31,
                                     1997(1))


                             ----------------------


                        GRANITE BROADCASTING CORPORATION
            (Exact name of registrant as specified in its charter)


          Delaware                      0-19728               13-3458782
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)


                          767 Third Avenue, 34th Floor
                            New York, New York 10017
                                 (212) 826-2530
   (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

------------------------------

(1) Represents the date of consummation of an acquisition previously reported on Form 8-K. This Amendment contains financial statements relating to such acquisition that are required to be filed not later than 60 days after the date the Form 8-K relating to such acquisition must be filed.

                   ITEM 1. CHANGES IN CONTROL OF REGISTRANT
                   ----------------------------------------

                                NOT APPLICABLE

                         ITEM 2. ACQUISITION OF ASSETS
                         -----------------------------

    The Company filed a Form 8-K on February 7, 1997 that described the acquisition, on January 31, 1997, by Granite Broadcasting Corporation ("Granite"), through its wholly-owned subsidiary, of substantially all of the assets used in the operation of television station WXON-TV, the WB Network affiliated station serving Detroit, Michigan. This Form 8-K/A amends such previously filed Form 8-K by supplying the audited and unaudited financial information as permitted by Item 7 of Form 8-K.

                      ITEM 3. BANKRUPTCY OR RECEIVERSHIP
                      ----------------------------------

                                NOT APPLICABLE

              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
              ------------------------------------------------------

                                NOT APPLICABLE

                             ITEM 5. OTHER EVENTS
                             --------------------

                                NOT APPLICABLE

                  ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS
                  ---------------------------------------------

                                NOT APPLICABLE

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
                    -----------------------------------------

                            (See following pages)

    7. A. Financial Statements of Businesses Acquired.


                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors
WXON-TV, Inc.

We have audited the accompanying balance sheets of WXON-TV, Inc. as of September 30, 1996 and 1995, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WXON-TV, Inc. at September 30, 1996 and 1995, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                               ERNST & YOUNG LLP

New York, New York
January 17, 1997

                                 WXON-TV, Inc.
                                 Balance Sheets

                                                                             SEPTEMBER 30,            JANUARY 30,
                                                                          1996           1995             1997
                                                                      ------------   -------------  --------------
                                                                                                      (unaudited)
ASSETS
Current assets:
 Cash...............................................................  $   142,239     $   846,383     $   268,766
 Marketable securities..............................................      215,923         211,204       1,820,709
 Accounts receivable, net of allowance for doubtful accounts
  ($120,000 in 1996 and $128,000 in 1995)...........................    3,332,485       3,283,585       3,545,783
 Notes receivable from officers.....................................    7,665,615       4,703,359       7,614,894
 Prepaid expenses and other assets..................................      204,556          52,626         103,380
 Program rights, including $3,413,758 and $3,178,875
  of barter in 1996 and 1995, respectively..........................    4,626,203       5,350,918       4,650,037
                                                                      -----------     -----------     -----------
Total current assets................................................   16,187,021      14,448,075      18,003,569

Property and equipment, net.........................................      290,609         381,254         267,117
Deposits (principally with IRS).....................................    1,253,768         975,232       1,253,510
Program rights......................................................      842,546       1,497,753          82,352
Goodwill............................................................      260,612         260,612         260,612
                                                                      -----------     -----------     -----------
Total assets........................................................  $18,834,556     $17,562,926     $19,867,160
                                                                      -----------     -----------     -----------
                                                                      -----------     -----------     -----------

Liabilities and shareholders' equity
Current liabilities:
 Note payable due bank..............................................  $ 2,457,681     $   600,000     $        --
 Accounts payable...................................................      163,150         185,216          80,506
 Accrued liabilities................................................      408,472         341,343          80,144
 Deferred revenue...................................................           --              --       5,000,000
 Obligations for program rights, including $3,413,758 and
  $3,178,875 of barter in 1996 and 1995, respectively...............    5,463,735       6,210,706       4,951,927
                                                                      -----------     -----------     -----------
Total current liabilities...........................................    8,493,038       7,337,265      10,112,577


Obligations for program rights......................................      697,490       1,626,934              --


Shareholders' equity:
 Common stock, $1 par value:
  300,000 shares authorized 58,000 shares
   issued and outstanding...........................................       58,000          58,000          58,000
 Capital in excess of par value.....................................      294,621         294,621         294,621
 Retained earnings..................................................    9,300,939       8,246,106       9,401,962
                                                                      -----------     -----------     -----------
                                                                        9,653,560       8,598,727       9,754,583
Net unrealized loss on marketable securities........................       (9,532)             --              --
                                                                      -----------     -----------     -----------
Total shareholders' equity..........................................    9,644,028       8,598,727       9,754,583
                                                                      -----------     -----------     -----------
Total liabilities and shareholders' equity..........................  $18,834,556     $17,562,926     $19,867,160
                                                                      -----------     -----------     -----------
                                                                      -----------     -----------     -----------

                           See accompanying notes.

                                WXON-TV, Inc.

                  Statements of Income and Retained Earnings

                                                                                       FOUR MONTH      FOUR MONTH
                                                                                      PERIOD ENDED    PERIOD ENDED
                                                         YEARS ENDED SEPTEMBER 30,     JANUARY 30,     JANUARY 31,
                                                            1996           1995           1997            1996
                                                        -------------  -------------  ------------    ------------
                                                                                               (UNAUDITED)

Net revenues..........................................   $19,636,708    $20,370,703    $ 5,613,841    $ 7,131,797
Barter revenue........................................     5,434,729      5,637,872      1,553,707      1,973,822
                                                         -----------    -----------    -----------    -----------
  Total revenue.......................................    25,071,437     26,008,575      7,167,548      9,105,619


Station operating expense, including
 $273,000 in related party management
 fees in 1996 and 1995 and  $650,000 and
 $825,000 in related party national sales
 representative fees in 1996 and 1995,
 respectively.........................................    13,812,451     13,989,667      4,009,446      5,002,675
Depreciation expense..................................       121,386        168,134         23,492         30,020
                                                         -----------    -----------    ------------   -----------
  Total operating expenses............................    13,933,837     14,157,801      4,032,938      5,032,695


Operating income......................................    11,137,600     11,850,774      3,134,610      4,072,924


Other income (expense):
 Interest income including $565,337 in
  1996 and $178,442 in 1995 from related
  parties............................................        596,738        313,179        96,977          86,759
 Interest expense....................................       (161,984)        (2,917)      (35,564)        (37,689)
 Realized loss on marketable securities..............             --       (117,698)           --              --
 Other income (loss).................................         32,479         (2,391)           --              --
                                                         -----------    -----------    ----------     -----------
                                                             467,233        190,173        61,413          49,070
                                                         -----------    -----------    ----------     -----------

Net income...........................................     11,604,833     12,040,947     3,196,023       4,121,994

Retained earnings at beginning of period.............      8,246,106      7,850,159     9,300,939       8,246,106
S corporation distributions..........................    (10,550,000)   (11,645,000)   (3,095,000)     (3,550,000)
                                                         -----------    -----------    ----------     -----------
Retained earnings at end of period....................  $  9,300,939   $  8,246,106   $ 9,401,962     $ 8,818,100
                                                         -----------    -----------    ----------     -----------
                                                         -----------    -----------    ----------     -----------


                                See accompanying notes.

                                 WXON-TV, Inc.
                            Statements of Cash Flows


                                                                                      FOUR MONTH     FOUR MONTH
                                                                                     PERIOD ENDED   PERIOD ENDED
                                                          YEARS ENDED SEPTEMBER 30,   JANUARY 30,    JANUARY 31,
                                                           1996           1995           1997           1996
                                                       -------------  -------------  -------------  ------------
                                                                                             (UNAUDITED)
Cash flows from operating activities
Net income...........................................  $  11,604,833  $  12,040,947  $   3,196,023   $4,121,994
Adjustments to reconcile net income to net cash
  provided by operating activities:
Depreciation expense.................................        121,386        168,134         23,492       30,020
Loss on sale of marketable securities................             --        117,698             --           --
Loss on sale of fixed assets.........................            822          2,414             --           --
Program rights assets and liabilities................       (296,492)      (765,152)      (472,938)     (86,914)
(Increase) decrease in assets:
Accounts receivable..................................        (48,900)       411,353       (213,298)    (686,461)
Deposits.............................................       (278,536)       (21,669)           258           --
Prepaid expense and other assets.....................       (151,930)       (13,173)       101,176       28,919
Increase (decrease) in liabilities:
Accounts payable.....................................        (22,066)        56,583        (82,644)     (31,203)
Accrued liabilities..................................         67,129        (17,852)      (328,328)    (250,384)
                                                       -------------  -------------  -------------  ------------
Net cash provided by operating activities............     10,996,246     11,979,283      2,223,741    3,125,921
Cash flows from investing activities
Net cash paid for marketable securities..............        (14,251)       (56,439)    (1,595,254)      (5,001)
Proceeds from sale of marketable securities..........             --      1,689,849             --           --
Purchase of fixed assets.............................        (31,564)       (84,696)            --           --
                                                       -------------  -------------  -------------  ------------
Net cash provided by (used in) investing
  activities.........................................        (45,815)     1,548,714     (1,595,254)      (5,001)
Cash flows from financing activities
(Increase) decrease in notes receivable due from
  related parties....................................     (2,962,256)    (4,356,449)        50,721   (1,370,285)
Deposit received on pending sale of station..........             --             --      5,000,000           --
Proceeds from note payable due bank..................      2,457,681        600,000             --    1,300,000
Repayment of note payable due bank...................       (600,000)            --     (2,457,681)          --
S corporation distributions..........................    (10,550,000)   (11,645,000)    (3,095,000)  (3,550,000)
                                                       -------------  -------------  -------------  ------------
Net cash used in financing activities................    (11,654,575)   (15,401,449)      (501,960)  (3,620,285)
Net increase (decrease) in cash......................       (704,144)    (1,873,452)       126,527     (499,315)
Cash at beginning of period..........................        846,383      2,719,835        142,239      846,383
                                                       -------------  -------------  -------------  ------------
Cash at end of period................................  $     142,239  $     846,383  $     268,766   $  347,068
                                                       -------------  -------------  -------------  ------------
                                                       -------------  -------------  -------------  ------------
Supplemental disclosure of cash flow information
Cash paid during the year for:
Interest.............................................  $     148,279  $          --  $          --   $       --

                            SEE ACCOMPANYING NOTES.

                                 WXON-TV, Inc.

                         NOTES TO FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Nature of Business

   WXON-TV, Inc. (the "Company") broadcasts commercial television programming in the metropolitan Detroit television market. Commercial time is sold and credit is granted to customers who are predominately advertising agencies. Collateral is not required for credit granted. Consequently, the Company's ability to collect amounts due from customers is affected by economic fluctuations in the advertising industry and the metropolitan Detroit television market. The accompanying unaudited interim financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments of a normal recurring nature which are necessary for a fair presentation of the results for the interim period have been made.

B. CASH

   Cash includes cash in checking and savings accounts and cash on hand.

C. PROGRAM RIGHTS

   Program rights represent the cost of broadcast license agreements for television programming. In accordance with the provisions of "Financial Accounting Standards Board Statement No. 63, Financial Reporting by Broadcasters," the Company records assets and liabilities for broadcast license agreements at the gross amount of the rights acquired and obligations incurred under these license agreements when the license period has begun, the cost of the program is known and the program has been accepted and is available for its first telecast.

   Barter programming transactions are accounted for at the fair market value of programming received. Accordingly, the fair value of the programming received is capitalized and amortized to expense as used. The related liability for these barter programming transactions is also recorded at the fair value of the programming received and is amortized to income as commercial time is aired.

   Amortization of program rights is computed for financial statement purposes using a sliding-scale method based upon the total available runs for a program and the number of times shown. The sliding-scale method results in a higher amortization expense for the first time a program is broadcast and a smaller amortization expense for each successive broadcast of the same title. Amortization expense for financial statement purposes for the years ended September 30, 1996 and 1995 amounted to $8,041,435 and $8,620,402, respectively. Management estimates that amounts included in current assets will be charged to operations in the next fiscal year. Program rights are valued at the lower of unamortized cost or net realizable value.

   Gains of $41,277 and $414,205 in 1996 and 1995, respectively, on the sale of program rights to third parties are recorded as a reduction in programming expense.

d. Revenue Recognition

   Revenue from the sale of advertising is recognized at the time the advertisements are aired.

                                 WXON-TV, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e. Property and Equipment

               Buildings                               10 years
               Leasehold improvements                  5 to 30 years
               Production and transmitting equipment   5 to 7 years
               Machinery and equipment                 5 years
               Furniture and fixtures                  7 years

f. Goodwill

   The Company was acquired in 1969 in a business combination accounted for using the purchase method. Goodwill of $260,612 at September 30, 1996 and 1995 represents the excess of the purchase price over fair value of the net assets acquired. In accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," goodwill recognized from business combinations consummated prior to November 1, 1970 is not being amortized because it has not diminished in value.

g. Advertising Costs

   The Company expenses advertising costs as incurred. Advertising expense for the years ended September 30, 1996 and 1995 was $185,116 and $304,587, respectively.

h. Income Taxes

   The Company, with the consent of its shareholders, elected under the Internal Revenue Code to be an S corporation effective January 1, 1985. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

   An S corporation with a year end other than a calendar year is required by the Internal Revenue Service to make certain deposits based on projected income. The amounts on deposit at September 30, 1996 and 1995 are $1,253,095 and $974,817, respectively.

i. Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                                 WXON-TV, INC.

                         NOTES TO FINANCIAL STATEMENTS

2. Marketable Securities

   Marketable securities consist primarily of shares of mutual funds that are considered available for sale securities and valued at fair value. Management estimates fair value upon quoted market prices of the shares of mutual funds held at the balance sheet dates. An unrealized holding loss on marketable securities of $9,532 is included as a separate component of stockholders' equity at September 30, 1996. There is no unrealized gain or loss from marketable securities included as a separate component of stockholders' equity at September 30, 1995.

   There were no realized gains or losses from the sale of marketable securities during the year ended September 30, 1996. During the year ended September 30, 1995, the Company recognized a loss of $117,698 from the sale of marketable securities for $1,689,849 that had a cost of $1,807,547.

3. Property and Equipment

The major classifications of property and equipment are as follows:


                                                                          SEPTEMBER 30,
                                                                      ----------------------
                                                                         1996        1995
                                                                      ----------  ----------
Buildings...........................................................  $   86,223  $   86,223
Leasehold improvements..............................................      80,971      80,971
Production and transmitting equipment...............................   1,788,376   1,824,705
Machinery and equipment.............................................     261,701     261,992
Furniture and fixtures..............................................     426,284     411,027
                                                                      ----------  ----------
                                                                       2,643,555   2,664,918
Less accumulated depreciation.......................................   2,352,946   2,283,664
                                                                      ----------  ----------
Net property and equipment..........................................  $  290,609  $  381,254
                                                                      ----------  ----------
                                                                      ----------  ----------

4. Note Payable

   The Company has a line of credit with a bank permitting borrowings of up to $3,000,000 with interest at the bank's prime rate (8.25% and 8.75% at September 30, 1996 and 1995, respectively). The note is secured by all items deposited in any account with the bank and accounts receivable.
   The note has restrictive covenants regarding the extension of credit to parties other than officers, sale of assets having an aggregate book value in excess of $1,000,000, purchase or ownership of certain securities, and change of control. The note was repaid subsequent to year-end.

   The carrying amount of the note payable approximates its fair value.

                                 WXON-TV, INC.

                         NOTES TO FINANCIAL STATEMENTS

5. Obligations for Program Rights

   The approximate obligations for recorded cash program rights for the years subsequent to September 30, 1996, are as follows:

                     1997                  $2,049,977
                     1998                     534,556
                     1999                     162,934
                                           ----------
                                           $2,747,467
                                           ----------
                                           ----------

   In addition to the recorded obligations, the Company is committed for payments of approximately $988,000 at September 30, 1996, for the purchase of program rights which did not meet the criteria for recording such obligations at September 30, 1996.

6. Commitments and Contingencies

   The Company leases office space under a long-term operating lease agreement expiring in May 1999. The Company also has several other operating lease agreements some of which may be terminated at the Company's option upon prior written notice. Rent expense for office operating leases during the years ended September 30, 1996 and 1995 was $244,470 and $240,906, respectively.

   The future operating lease commitments for the next five years are estimated as follows:

                   1997                           $ 266,118
                   1998                             262,586
                   1999                             205,264
                   2000                             102,000
                   2001                             102,000
                   Beyond 2001                      510,000
                                                 ----------
                                                 $1,447,968
                                                 ----------
                                                 ----------

   From October 1, 1995 through December 3, 1995, the Company violated an FCC requirement limiting the amount of commercial time in children's programming. The Company exceeded these commercial limits on children's programming during weekend broadcasts on 48 separate occasions.

   Violations of the commercial limits rule must be reported to the FCC at the time the station files its license renewal application, at which time the FCC will determine what penalty, if any, to issue against the station. The Company is currently unable to estimate the penalty, if any, to be assessed. However, the Company and its legal counsel do not believe that such violations will have a material effect on its financial position or on its ability to renew its FCC license. As such, no loss contingency has been accrued.

                                 WXON-TV, INC.

                         NOTES TO FINANCIAL STATEMENTS

7. Related Party Transactions

   The majority shareholder and another shareholder formed a sales representative firm that entered into an exchange agreement to act as the Company's national sales representative. The agreement became effective July 24, 1989 and is effective until terminated by either party upon six months written notice to the other party. Commissions are to be paid by the Company to the related party at an amount equal to its expenses plus an agreed upon amount, which in total amounted to approximately $650,000 and $825,000 for the years ended September 30, 1996 and 1995, respectively.

   A related corporation, owned by a minority shareholder, performed management services for the Company during the years ended September 30, 1996 and 1995, which amounted to approximately $273,000, respectively.

   The Company has notes receivable due from officers totaling $7,665,615 and $4,703,359 at September 30, 1996 and 1995, respectively. The notes receivable are unsecured and due on demand with interest at 9% per annum. Interest income from related party notes receivable amounted to $565,337 and $178,442 for the years ended September 30, 1996 and 1995, respectively.

   The Company also purchases programs, production and other services from related parties. Payments for these related party transactions were approximately $96,000 and $85,000 for the years ended September 30, 1996 and 1995, respectively.

8. RETIREMENT PLAN

   The Company has an employee 401(k) retirement plan (the "Plan") covering all eligible employees. The contributions to the Plan are based upon elective salary deferrals by Plan participants. An officer of the Company is the trustee of the Plan. The Company did not make any contributions to the Plan during the years ended September 30, 1996 and 1995.

9. FINANCIAL INSTRUMENTS

   The Company maintains its cash balances in one financial institution located in the metropolitan Detroit area. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At September 30, 1996 and 1995, the Company's uninsured cash balances total approximately $500,000 and $1,200,000, respectively.

   Concentrations of credit risk with respect to trade accounts receivable are limited due to the large number of customers comprising the company's customer base and their dispersion across different industries and geographical locations.

10. SUBSEQUENT EVENT

   In January 1997, the Company sold its broadcast license and certain assets and liabilities to Granite Broadcasting Corporation for $175,000,000 in cash.

                                 WXON-TV, INC.

                         NOTES TO FINANCIAL STATEMENTS

B. Pro Forma Financial Information.

   The pro forma financial information required to be disclosed pursuant to this item 7.B. was included in Granite's current Report on Form 8-K filed with the Commission on February 7, 1997.

C. Exhibits.

   23.1 Consent of Independent Auditors (Ernst & Young LLP).

                       Item 8. Change in Financial Year

                                 Not Applicable

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GRANITE BROADCASTING CORPORATION


Dated: April 14, 1997             By: /s/ LAWRENCE I. WILLS
                                  ------------------------------------
                                  Name: Lawrence I. Wills
                                  Its: Vice President--Finance and Controller